CORPORATE
                                                                      HIGH YIELD
                                                                      FUND, INC.

                               [GRAPHIC OMITTED]

                                                          STRATEGIC
                                                                   Performance

                                                                   Annual Report
                                                                    May 31, 1999

                         CORPORATE HIGH YIELD FUND, INC.

The Benefits and Risks of Leveraging

Corporate High Yield Fund, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Portfolio Profile As of May 31, 1999

The quality ratings* of securities in the Fund as of May 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Ratings/Moody's Ratings                                Long-Term Investments
--------------------------------------------------------------------------------
BBB/Baa ............................................................        5.2%
BB/Ba ..............................................................       24.6
B/B ................................................................       60.5
CCC/Caa or Lower ...................................................        2.8
NR (Not Rated) .....................................................        6.9
--------------------------------------------------------------------------------
* In cases where bonds are rated differently by Standard & Poor's Corp. and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.

                                                                Percent of Total
Foreign Holdings                                           Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings .............................................       34.5%
Emerging Market Holdings ...........................................       13.5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                Percent of Total
Five Largest Foreign Countries*                            Long-Term Investments
--------------------------------------------------------------------------------
Canada .............................................................        9.4%
United Kingdom .....................................................        5.7
Argentina ..........................................................        4.8
Mexico .............................................................        3.3
Colombia ...........................................................        2.6
--------------------------------------------------------------------------------
* All holdings are denominated in US dollars.

                                   Corporate High Yield Fund, Inc., May 31, 1999

DEAR SHAREHOLDER

High-Yield Market Overview

Volatility in the financial markets moderated during the six months ended May 31, 1999. However, during the same period, investor sentiment shifted from concern about global recession and worldwide deflation to a level of comfort about world economic stability, then to fears of an overheated US economy. Interest rates trended up during the six-month period, and renewed inflation worries accelerated that trend in April and May.

The yield on the ten-year US Treasury bond, which is commonly compared to the high-yield market, started the period at 4.73% but reached 5.62% by May month-end. As often is the case in a rising interest rate environment, high-yield bonds benefited relative to Treasury issues. Both the earnings-driven fundamentals of the high-yield market and the higher coupon paid on high-yield bonds tend to work in favor of the high-yield market when interest rates rise. For example, the total return and price return of ten-year Treasury issues was -4.51% and -6.80%, respectively, as compared to +2.53% and -1.91%, respectively, for the high-yield market as measured by the unmanaged CS First Boston Global High Yield Index.

During the six-month period ended May 31, 1999, the high-yield market also benefited from a strong cash commitment by a variety of investors, although the trend reversed in May. The combination of cash outflows from mutual funds, falling prices on Treasury bonds and an unsettled stock market gave a negative tone to the high-yield market at that time. Despite the negative trend at period end, the spread, or incremental yield required by investors to assume the additional risk of high-yield investments, tightened to 564 basis points (5.64%) at May 31, 1999 from 624 basis points at November 30, 1998. This yield spread remains wide relative to historic levels.

Within the high-yield market, lower-tier credits (which are less sensitive to overall changes in long-term interest rates) outperformed better-rated bonds. Telecommunications and media, as well as selected cyclical sectors such as paper and chemicals, had a strong showing over the past six months. Industries wracked by weak fundamentals, such as healthcare, energy and shipping, significantly underperformed the broad high-yield market.

We believe that, although there may be near-term volatility, the high- yield market represents good long-term value, supported by favorable economic growth trends, wide spreads to Treasury securities and default rates near historic averages of 3%-4%.

Fund Performance

For the year ended May 31, 1999, total investment return on the Fund's Common Stock was -1.71%, based on a change in the per share net asset value from $13.95 to $12.12, and assuming reinvestment of $1.415 per share income dividends and $0.114 per share capital gain distributions. For the six months ended May 31, 1999, total investment return for the Fund was +4.01%, based on a change in the per share net asset value from $12.46 to $12.12, and assuming reinvestment of $0.703 per share income dividends and $0.114 capital gain distributions. During this period, the net annualized yield of the Fund's Common Stock was 11.34%. The Fund benefited from improvements in the fundamentals of a number of its holdings, including Canadian telecommunications operator Metronet Communications with an investment by AT&T Corp. and computer chip manufacturer Zilog Inc. with a turnaround in operations. A rebound from emerging markets' highly depressed levels also helped Fund performance for the six months ended May 31, 1999, with our 13.5% exposure to these markets. Weak sectors within the portfolio included energy, healthcare and transportation.

Investment Strategy

We believe that the market will continue to be unsettled over the next few months. There are many conflicting forces that could push the market toward strength or weakness. Inflationary expectations and interest rates, equity market fluctuation, events in emerging markets, corpo-rate earnings expectations and supply/demand imbalances specific to the high-yield market are all likely to take their turn influencing the market.

Given the general unease in the high-yield market at the end of May, we sought to modestly improve portfolio quality. To that end, we added holdings such as BB-rated Lyondell Chemical Company. We also disposed of positions where downside risk outweighed upside potential or swapped into names that we believed had better prospects. At the same time, there are good values in so-called distressed issues and out-of-favor sectors and we have selectively added here in modest size. An example is Forcenergy, Inc., purchased at a deep discount, which offers both asset protection and substantial upside potential. Such companies may require restructuring of their balance sheets, as high debt usage and weak markets limit liquidity. Thus, there may be an increase in the default rate, with good returns as asset values are realized. We believe there will also be opportunities in the months ahead to add to portfolio holdings in companies with solid fundamentals as favorable valuations emerge.

Portfolio Characteristics

Communications and media remained our largest broad industry category, totaling nearly 34% of total long-term investments. Of the narrowly classified sectors, the largest industry allocations were: telephony, 10.0% of total long-term investments; health services, 7.5%; paper and forest products, 6.7%; transportation, 6.1%; and wireless communications--international paging & cellular, 5.5%. Non-US dollar-denominated bonds totaled nearly 34.5% of the portfolio, with emerging market holdings accounting for 13.5% of total long-term investments. (See the foreign holdings table on page 1 of this report for the distribution of non-US, dollar-denominated investments in the portfolio.) At May 31, 1999, the average maturity for the portfolio was 6.6 years.

Leverage Strategy

The Fund was on average 25% leveraged during the six-month period ended May 31, 1999. This means that we borrowed the equivalent of 25% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. On May 31, 1999, the Fund was 23.0% leveraged, having borrowed $88.6 million at a borrowing cost of 5.4%. While we may adjust leverage to react to market conditions, we expect leverage on balance to remain near present levels. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your investment in Corporate High Yield Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent T. Lathbury III

Vincent T. Lathbury III
Senior Vice President and
Portfolio Manager


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager

July 6, 1999

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Corporate High Yield Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.
================================================================================

                                      2 & 3

                                   Corporate High Yield Fund, Inc., May 31, 1999

SCHEDULE OF INVESTMENTS

                      S&P       Moody's      Face                                                                            Value
INDUSTRIES           Rating     Rating      Amount                              Corporate Bonds                 Cost       (Note 1a)
====================================================================================================================================
Aerospace &                                           L-3 Communications Corp.:
Defense--1.7%          B        B2      $ 1,850,000     10.375% due 5/01/2007                              $ 1,850,000   $ 2,037,312
                       B        B2        3,000,000     8.50% due 5/15/2008                                  2,997,900     3,015,000
                                                                                                           -----------   -----------
                                                                                                             4,847,900     5,052,312
====================================================================================================================================
Airlines--1.0%                                        USAir Inc.:
                       BB       Ba2       2,175,883     11.20% due 3/19/2005**                               1,914,777     2,383,571
                       BB       Ba2         500,000     10.375% due 3/01/2013                                  477,500       537,640
                                                                                                           -----------   -----------
                                                                                                             2,392,277     2,921,211
====================================================================================================================================
Automotive--1.8%       CCC      Caa3      3,000,000   Breed Technologies Inc., 9.25%
                                                        due 4/15/2008                                        3,000,000       840,000
                       B        B2        1,875,000   Collins & Aikman Products, 11.50%
                                                        due 4/15/2006                                        1,875,000     1,912,500
                       BB+      Ba2       2,750,000   Federal-Mogul Corporation, 7.375%
                                                        due 1/15/2006 (c)                                    2,738,533     2,612,558
                                                                                                           -----------   -----------
                                                                                                             7,613,533     5,365,058
====================================================================================================================================
Broadcasting/Radio &   BB-      Ba3       3,000,000   Antenna TV SA, 9% due 8/01/2007                        2,915,912     2,898,750
Television--4.1%       CCC+     B3        2,000,000   Cumulus Media, Inc., 10.375%
                                                        due 7/01/2008                                        2,000,000     2,130,000
                       B+       B2        2,250,000   Globo Comunicacoes e Participacoes,
                                                        Ltd., 10.50% due 12/20/2006 (c)                      2,244,428     1,575,000
                       BB       Ba2       3,750,000   Grupo Televisa SA, 11.375% due 5/15/2003               3,750,000     3,759,375
                       B        B2        1,500,000   Sinclair Broadcast Group Inc., 10%
                                                        due 9/30/2005                                        1,483,125     1,560,000
                                                                                                           -----------   -----------
                                                                                                            12,393,465    11,923,125
====================================================================================================================================
Cable--2.2%            B-       B3        3,000,000   Avalon Cable of Michigan, 9.375%
                                                        due 12/01/2008 (c)                                   3,000,000     3,067,500
                       B+       B2        3,250,000   Charter Communications Holding LLC,
                                                        8.625% due 4/01/2009 (c)                             3,240,088     3,168,750
                                                                                                           -----------   -----------
                                                                                                             6,240,088     6,236,250
====================================================================================================================================
Cable--                                               Australis Media Ltd. (e)(f):
International--5.8%    D        NR+         118,416     1.75%/15.75% due 5/15/2003                              65,146         1,184
                       D        NR+       6,922,000     1.75%/15.75% due 5/15/2003 (b)                       4,874,096        69,220
                       BB       NR+       4,000,000   Cablevision SA, 13.75% due 5/01/2009 (c)               4,000,000     3,750,000
                                                      Diamond Cable Communications PLC*:
                       B-       B3        1,500,000     11.055% due 9/30/2004                                1,475,728     1,554,375
                       B-       B3        2,625,000     10.772% due12/15/2005                                2,260,018     2,342,813
                       B-       B3          900,000     11.387% due 2/15/2007                                  650,547       693,000
                       B-       B3        3,500,000   International Cabletel, Inc., 11.643%*
                                                        due 2/01/2006                                        2,881,769     2,992,500
                       D        Caa3      3,000,000   Supercanal Holdings SA, 11.50%
                                                        due 5/15/2005 (c)(e)                                 1,402,000     1,470,000
                       B+       B1        5,925,000   Telewest Communications PLC, 9.094%*
                                                        due 4/15/2009 (c)                                    3,866,001     3,851,250
                                                                                                           -----------   -----------
                                                                                                            21,475,305    16,724,342
====================================================================================================================================
Chemicals--5.4%        BBB-     Baa3      3,500,000   Equistar Chemicals LP, 8.50%
                                                        due 2/15/2004 (c)                                    3,499,720     3,553,361
                       NR+      B2        3,750,000   Huntsman Corporation, 9.50%
                                                        due 7/01/2007 (c)                                    3,671,250     3,600,000
                                                      Lyondell Chemical Company (c):
                       BB       Ba3       3,750,000     9.625% due 5/01/2007                                 3,870,000     3,787,500
                       BB       Ba3       1,750,000     9.875% due 5/01/2007                                 1,750,000     1,754,375
                       B+       B2        2,750,000   Octel Developments PLC, 10%
                                                        due 5/01/2006                                        2,750,000     2,846,250
                                                                                                           -----------   -----------
                                                                                                            15,540,970    15,541,486
====================================================================================================================================
Communications--2.4%   B+       B1        6,250,000   Orion Network Systems, Inc., 15.16%*
                                                        due 1/15/2007                                        3,876,888     3,703,125
                       B-       B3        4,250,000   Satelites Mexicanos SA, 10.125%
                                                        due 11/01/2004                                       4,070,000     3,357,500
                                                                                                           -----------   -----------
                                                                                                             7,946,888     7,060,625
====================================================================================================================================
Computer Services/     B        Ba3         675,000   Advanced Micro Devices, Inc., 11%
Electronics--5.2%                                       due 8/01/2003                                          686,812       698,625
                       BB-      Ba3       2,750,000   Amkor Technologies Inc., 9.25%
                                                        due 5/01/2006 (c)                                    2,745,000     2,667,500
                       B+       B1        1,298,000   Celestica International, 10.50%
                                                        due 12/31/2006                                       1,298,000     1,414,820
                       CCC+     B3        4,500,000   MCMS Inc., 9.75% due 3/01/2008                         3,834,375     2,925,000
                       NR+      NR+       3,500,000   Splitrock Services Inc., 11.75%
                                                        due 7/15/2008                                        3,461,500     3,325,000
                       B-       B2        4,750,000   Zilog Inc., 9.50% due 3/01/2005                        4,344,375     4,180,000
                                                                                                           -----------   -----------
                                                                                                            16,370,062    15,210,945
====================================================================================================================================
Conglomerates--1.2%                                   Sequa Corp.:
                       BB       Ba2       2,000,000     9.625% due 10/15/1999                                2,055,000     2,032,500
                       B+       B1        1,500,000     9.375% due 12/15/2003                                1,411,250     1,522,500
                                                                                                           -----------   -----------
                                                                                                             3,466,250     3,555,000
====================================================================================================================================
Consumer Products--                                   Chattem Inc.:
3.1%                   B-       B2        3,000,000     12.75% due 6/15/2004                                 3,389,063     3,266,250
                       B-       B2        1,250,000     8.875% due 4/01/2008                                 1,254,688     1,234,375
                       B        B3        1,500,000   Corning Consumer Products, 9.625%
                                                        due 5/01/2008                                        1,435,000     1,316,250
                       B+       B2        1,000,000   Scotts Company, 8.625% due
                                                        1/15/2009 (c)                                        1,000,000     1,010,000
                       CCC+     Caa1      3,175,000   Syratech Corp., 11% due 4/15/2007                      2,621,000     2,127,250
                                                                                                           -----------   -----------
                                                                                                             9,699,751     8,954,125
====================================================================================================================================
Diversified--1.3%      CCC+     Caa2      3,750,000   Foamex LP, 13.50% due 8/15/2005                        4,275,000     3,750,000
====================================================================================================================================
Energy--4.4%           B        B3        1,750,000   Chesapeake Energy Corp., 9.625%
                                                        due 5/01/2005                                        1,710,625     1,548,750
                       NR+      Ca        3,250,000   Forcenergy, Inc., 8.50% due
                                                        2/15/2007                                            1,340,000     2,015,000
                       BBB-     Baa3      4,296,875   Oleoducto Centrale SA, 9.35%
                                                        due 9/01/2005 (c)**                                  4,296,875     3,802,734
                       BB-      B1        3,125,000   Tesoro Petroleum Corp., 9%
                                                        due 7/01/2008                                        3,100,781     3,078,125
                       D        C        10,450,000   TransAmerican Energy Corp., 13.163%*
                                                        due 6/15/2002 (e)                                   10,114,940     1,123,375
                       B-       B3        1,500,000   United Refining Co., 10.75%
                                                        due 6/15/2007                                        1,130,625     1,098,750
                                                                                                           -----------   -----------
                                                                                                            21,693,846    12,666,734
====================================================================================================================================
Entertainment--2.8%    BB-      Ba2       2,000,000   Imax Corp., 7.875% due 12/01/2005                      2,000,000     1,900,000
                       B+       B1        1,950,000   Intrawest Corp., 9.75% due 8/15/2008                   2,008,500     1,998,750
                       B-       B3        3,750,000   Six Flags Theme Parks Inc., 9.937%*
                                                        due 6/15/2005                                        4,136,737     4,129,688
                                                                                                           -----------   -----------
                                                                                                             8,145,237     8,028,438
====================================================================================================================================


                                    4 & 5

                                   Corporate High Yield Fund, Inc., May 31, 1999

                      S&P       Moody's      Face                                                                            Value
INDUSTRIES           Rating     Rating      Amount                              Corporate Bonds                 Cost       (Note 1a)
====================================================================================================================================
Financial Services--   CCC+     Caa3    $ 4,500,000   Amresco Inc., 9.875% due 3/15/2005                   $ 4,518,750   $ 3,690,000
1.5%                   BB-      Ba3         750,000   RBF Finance Co., 11% due 3/15/2006 (c)                   755,625       750,000
                                                                                                           -----------   -----------
                                                                                                             5,274,375     4,440,000
====================================================================================================================================
Foreign                B+       B2        2,000,000   Republic of Brazil, 10.125% due 5/15/2027              1,799,180     1,457,500
Government
Obligations--0.5%
====================================================================================================================================
Gaming--3.9%           D        Caa1      6,000,000   GB Property Funding Corp., 10.875%
                                                        due 1/15/2004 (e)                                    5,930,000     3,630,000
                       BB+      Ba2       1,750,000   Harrah's Operating Co. Inc., 7.875%
                                                        due 12/15/2005                                       1,750,000     1,701,875
                                                      Jazz Casino Co. LLC:
                       NR+      NR+       3,762,219     5.927% due 11/15/2009++                              1,931,567     2,398,415
                       NR+      NR+         210,000     Contingent Notes, due 11/15/2009 (d)                         0             0
                                                      Venetian Casino/LV Sands:
                       B-       B3          750,000     12.25% due 11/15/2004                                  762,188       770,625
                       CCC+     Caa1      3,000,000     10% due 11/15/2005                                   2,947,028     2,955,000
                                                                                                           -----------   -----------
                                                                                                            13,320,783    11,455,915
====================================================================================================================================
Health Services--      B-       B3        4,750,000   ALARIS Medical Systems, Inc., 9.75%
9.6%                                                    due 12/01/2006                                       4,716,250     4,750,000
                       BB+      Ba2       2,250,000   Columbia HCA/Healthcare Corp., 7.15%
                                                        due 3/30/2004                                        2,160,000     2,078,910
                       B-       B2        3,500,000   Extendicare Health Services, 9.35%
                                                        due 12/15/2007                                       3,130,000     2,550,625
                       B+       ba3         950,000   Fresenius Medical Capital Trust I, 9%
                                                        due 12/01/2006                                         995,125       978,500
                       B+       ba3       2,050,000   Fresenius Medical Capital Trust II, 7.875%
                                                        due 2/01/2008                                        2,054,750     1,947,500
                       B-       B3        4,000,000   Kinetic Concepts, Inc., 9.625% due
                                                        11/01/2007                                           4,032,500     3,870,000
                       B-       Caa1      3,375,000   Magellan Health Services, 9% due 2/15/2008             3,343,594     2,835,000
                       CCC      B3        3,500,000   Mariner Post--Acute Network, 9.50%
                                                        due 11/01/2007                                       2,138,310     1,155,000
                       B+       B2        3,000,000   Quest Diagnostic Inc., 10.75% due 12/15/2006           3,000,000     3,300,000
                       B+       Ba3       4,500,000   Quorum Health Group Inc., 8.75% due 11/01/2005         4,370,625     4,466,250
                                                                                                           -----------   -----------
                                                                                                            29,941,154    27,931,785
====================================================================================================================================
Hotels & Motels--      BB       Ba2       4,500,000   HMH Properties, Inc., 8.45% due 12/01/2008             4,484,880     4,291,875
1.5%
====================================================================================================================================
Independent Power      B+       Ba3       2,250,000   AES Corporation, 8.50% due 11/01/2007                  2,245,500     2,193,750
Producers--1.7%        BB       Ba2       1,500,000   Calpine Corporation, 8.75% due 7/15/2007               1,494,529     1,537,500
                       BB       B2        1,000,000   Midland Funding II, 13.25% due 7/23/2006**             1,263,750     1,203,480
                                                                                                           -----------   -----------
                                                                                                             5,003,779     4,934,730
====================================================================================================================================
Industrial                                              Neff Corp.:
Services--1.3%         B        B3        3,000,000       10.25% due 6/01/2008                               3,000,000     3,120,000
                       B        B3          750,000       10.25% due 6/01/2008                                 738,870       753,750
                                                                                                           -----------   -----------
                                                                                                             3,738,870     3,873,750
====================================================================================================================================
Metals & Mining--3.7%  B-       B3        3,750,000   Great Lakes Carbon Corp., 11.75%
                                                        due 5/15/2008++                                      3,750,000     3,825,000
                       CCC+     B3        4,200,000   Kaiser Aluminum & Chemical Corp., 12.75%
                                                        due 2/01/2003                                        4,389,000     4,242,000
                       CCC+     Caa1      3,250,000   Metal Management Inc., 10% due 5/15/2008               2,025,625     2,600,000
                                                                                                           -----------   -----------
                                                                                                            10,164,625    10,667,000
====================================================================================================================================
Packaging--1.2%        B+       Ba3       3,750,000   Vicap SA, 11.375% due 5/15/2007                        3,730,125     3,412,500
====================================================================================================================================
Paper & Forest         B        B3        3,500,000   Ainsworth Lumber Company, 12.50% due
Products--8.7%                                          7/15/2007++                                          3,301,128     3,893,750
                       B-       B2        4,000,000   Container Corporation of America, 9.75%
                                                        due 4/01/2003                                        4,080,000     4,140,000
                       B+       Caa1      3,125,000   Doman Industries Limited, 8.75%
                                                        due 3/15/2004                                        2,885,000     2,125,000
                       BB+      Ba3       4,750,000   Malette Inc., 12.25% due 7/15/2004                     5,184,900     5,058,750
                       B+       B1        4,000,000   SD Warren Co., 12% due 12/15/2004                      4,000,000     4,320,000
                       BB+      Ba3       2,500,000   Tembec Industries, Inc., 8.625%
                                                        due 6/30/2009                                        2,486,875     2,512,500
                       CCC+     Caa1      3,000,000   Tjiwi Kimia Finance Mauritius, 10%
                                                        due 8/01/2004                                        2,983,650     1,935,000
                       CCC+     Caa1      1,500,000   Tjiwi Kimia International BV, 13.25%
                                                        due 8/01/2001                                        1,665,000     1,170,000
                                                                                                           -----------   -----------
                                                                                                            26,586,553    25,155,000
====================================================================================================================================
Product                B-       B3        3,000,000   AmeriServe Food Distributors, 10.125%
Distribution--2.9%                                      due 7/15/2007                                        3,000,000     2,572,500
                                                      Fisher Scientific International:
                       B-       B3        2,250,000     9% due 2/01/2008                                     2,250,000     2,171,250
                       B-       B3        1,500,000     9% due 2/01/2008                                     1,449,445     1,447,500
                       B-       B3        2,500,000   Nebraska Book Company, 8.75% due 2/15/2008             2,500,000     2,300,000
                                                                                                           -----------   -----------
                                                                                                             9,199,445     8,491,250
====================================================================================================================================
Publishing &           B        B1        1,500,000   American Lawyer Media, Inc., 9.75%
Printing--2.7%                                          due 12/15/2007                                       1,569,375     1,526,250
                       BB+      Ba2       1,500,000   Hollinger International Publishing, Inc.,
                                                        8.625% due 3/15/2005                                 1,492,500     1,548,750
                       B        B2        4,500,000   MDC Communications Corp., 10.50%
                                                        due 12/01/2006                                       4,451,475     4,680,000
                                                                                                           -----------   -----------
                                                                                                             7,513,350     7,755,000
====================================================================================================================================
Real Estate--1.7%      BB-      Ba3       5,000,000   Forest City Enterprises Inc., 8.50%
                                                        due 3/15/2008                                        5,005,000     5,000,000
====================================================================================================================================
Specialty Retailing--  B        B2        3,750,000   Jo-Ann Stores Inc., 10.375%
1.3%                                                    due 5/01/2007 (c)                                    3,693,750     3,712,500
====================================================================================================================================
Steel--0.6%            NR+      B2        2,250,000   CSN Iron SA, 9.125% due 6/01/2007 (c)                  1,826,250     1,665,000
====================================================================================================================================
Telephony--12.2%       BB-      B2        3,500,000   Call-Net Enterprises, Inc., 9.27%*
                                                        due 8/15/2007                                        2,616,708     2,187,500
                       NR+      NR+       3,250,000   Comtel Brasileira Ltd., 10.75%
                                                        due 9/26/2004 (c)                                    3,212,500     2,811,250
                       B-       Caa1      2,750,000   Esprit Telecom Group PLC, 10.875%
                                                         due 6/15/2008                                       2,807,813     2,928,750
                       B        B2        3,000,000   Intermedia Capital Partners LP, 11.25%
                                                         due 8/01/2006                                       3,011,250     3,352,500
                                                      Intermedia Communications Inc.:
                       B        B2        1,500,000     10.503%* due 7/15/2007                               1,105,728     1,065,000
                       B        B2        1,000,000     8.60% due 6/01/2008                                  1,000,000       937,500
                                                      Metronet Communications:
                       B        B3        4,500,000     9.95%* due 6/15/2008                                 3,039,372     3,341,250
                       B        B3        1,500,000     10.625% due 11/01/2008 (c)                           1,500,000     1,713,750


                                      6 & 7

                                   Corporate High Yield Fund, Inc., May 31, 1999

                      S&P       Moody's      Face                                                                            Value
INDUSTRIES           Rating     Rating      Amount                              Corporate Bonds                 Cost       (Note 1a)
====================================================================================================================================
Telephony                                             Nextlink Communications Inc.:
(concluded)            B        B3      $ 3,750,000     12.50% due 4/15/2006                               $ 3,750,000   $ 4,087,500
                       B        B3        1,500,000     9% due 3/15/2008                                     1,496,970     1,370,625
                       B        B3        3,000,000     10.75% due 6/01/2009                                 3,000,000     3,000,000
                       NR+      NR+       3,500,000   Tele1 Europe BV, 13% due 5/15/2009 (c)                 3,500,000     3,535,000
                       BBB-     Ba3       5,000,000   Telefonica de Argentina SA, 11.875%
                                                        due 11/01/2004                                       4,900,400     5,200,000
                                                                                                           -----------   -----------
                                                                                                            34,940,741    35,530,625
====================================================================================================================================
Textiles--1.0%         B        B2        3,000,000   Polymer Group Inc., 8.75% due 3/01/2008                3,000,000     2,902,500
====================================================================================================================================
Transportation--       B-       B3        2,750,000   American Reefer Co. Ltd., 10.25% due 3/01/2008         2,750,000     1,732,500
7.9%                   BB-      NR+       3,750,000   Autopistas del Sol SA, 10.25% due 8/01/2009 (c)        3,675,000     2,850,000
                       BB-      Ba3       4,000,000   Eletson Holdings, Inc., 9.25% due 11/15/2003           4,013,750     3,815,000
                       CCC+     Caa2      2,500,000   Hvide Marine, Inc., 8.375% due 2/15/2008               1,443,750     1,400,000
                       BB-      B1        3,750,000   Sea Containers Ltd., 12.50% due 12/01/2004             4,106,250     4,087,500
                       BB       Ba2       1,500,000   Stena AB, 10.50% due 12/15/2005                        1,575,000     1,488,750
                       B+       B2        3,000,000   TFM, SA de CV, 11.974%* due 6/15/2009                  2,087,942     1,732,500
                       B-       B2        4,250,000   Transtar Holdings L.P., 12.625%* due 12/15/2003        3,983,264     4,207,500
                       CCC      Caa3      4,450,000   Trism Inc., 10.75% due 12/15/2000                      4,238,625     1,557,500
                                                                                                           -----------   -----------
                                                                                                            27,873,581    22,871,250
====================================================================================================================================
Utilities--4.5%        BB       Ba3       2,750,000   CMS Energy Corp., 7.50% due 1/15/2009                  2,750,000     2,651,685
                       BBB-     Ba3       4,750,000   Metrogas SA, 12% due 8/15/2000                         4,803,281     4,821,250
                       NR+      NR+       5,106,532   Tucson Electric & Power Co., 10.21% due
                                                        1/01/2009 (g)**                                      4,798,574     5,642,003
                                                                                                           -----------   -----------
                                                                                                            12,351,855    13,114,938
====================================================================================================================================
Waste                  BB       Ba3       2,750,000   Allied Waste North America, 7.375%
Management--                                            due 1/01/2004                                        2,745,957     2,598,750
0.9%                   NR+      Ca        4,000,000   Mid-American Waste Systems, Inc., 12.25%
                                                        due 2/15/2003 (e)                                    1,179,539       120,000
                                                                                                           -----------   -----------
                                                                                                             3,925,496     2,718,750
====================================================================================================================================
Wireless               B-       B2        3,000,000   Cencall Communications Corporation, 13.935%*
Communications--                                        due 1/15/2004                                        2,518,286     3,090,000
Domestic Paging &                                     Nextel Communications Inc.*:
Cellular--6.0%         B-       B2        4,600,000     12.819% due 8/15/2004                                3,982,640     4,738,000
                       B-       B2        2,250,000     9.505% due 10/31/2007                                1,649,196     1,507,500
                       NR+      NR+       5,000,000   Pinnacle Holdings Inc., 11.675%* due 3/15/2008         3,050,810     3,062,500
                       NR+      B3        3,225,000   TeleCorp PCS Inc., 11.625%* due 4/15/2009 (c)          1,859,289     1,660,875
                       B-       B3        3,000,000   Western Wireless Corp., 10.50% due 2/01/2007           2,987,813     3,255,000
                                                                                                           -----------   -----------
                                                                                                            16,048,034    17,313,875
====================================================================================================================================
Wireless               NR+      NR+       3,000,000   Celcaribe SA, 11.318%* due 3/15/2004                   3,162,487     2,422,500
Communications--       B+       B3        6,208,000   Comunicacion Celular SA, 13.154%*
International Paging                                   due 3/01/2005 (c)                                     4,992,936     3,724,800
& Cellular--7.2%       CCC+     Caa1      1,750,000   Dolphin Telecom PLC, 17.456%* due 6/01/2008              724,955       927,500
                       B-       Caa1      2,000,000   McCaw International Ltd., 11.757%*
                                                        due 4/15/2007                                        1,468,321     1,200,000
                       B-       Caa1      6,000,000   Millicom International Cellular SA, 13.622%*
                                                         due 6/01/2006                                       4,573,555     4,680,000
                       BB-      Ba3       3,500,000   Orange PLC, 8% due 8/01/2008                           3,473,330     3,395,000
                       CCC+     Caa1      7,500,000   Telesystem International Wireless Inc.,
                                                         17.158%* due 6/30/2007                              4,066,713     4,425,000
                                                                                                           -----------   -----------
                                                                                                            22,462,297    20,774,800
====================================================================================================================================
                                                      Total Investments in Corporate Bonds--124.9%         393,984,695   362,460,194
====================================================================================================================================
                                            Shares
                                             Held                               Common Stocks
====================================================================================================================================
Energy--1.4%                                321,384   CHI Energy, Inc. (e)                                   5,096,857     4,177,992
====================================================================================================================================
Entertainment--0.9%                         191,749   On Command Corporation (e)                             5,573,706     2,672,502
====================================================================================================================================
Gaming--0.2%                                 60,892   JCC Holding Company (Class A) (e)                        243,568       441,467
====================================================================================================================================
Wireless                                     10,611   Nextel Communications, Inc. (Class A) (e)                171,223       390,617
Communications--
Domestic Paging &
Cellular--0.1%
====================================================================================================================================
                                                      Total Investments in Common Stocks--2.6%              11,085,354     7,682,578
====================================================================================================================================
                                                                         Preferred Stocks & Warrants
====================================================================================================================================
Broadcasting/Radio &                          1,653   Cumulus Media, Inc., Series A, 13.75% (a)++            1,669,920     1,834,830
Television--0.7%
====================================================================================================================================
Cable--0.0%                                  45,725   American Telecasting Inc. (Warrants) (a)                       0           457
                                              5,747   Wireless One Inc. (Warrants) (a)                         121,377            57
                                                                                                           -----------   -----------
                                                                                                               121,377           514
====================================================================================================================================
Computer Services/                            3,500   Splitrock Services Inc. (Warrants) (a)                    38,500       280,000
Electronics--0.1%
====================================================================================================================================
Entertainment--0.1%                          61,014   On Command Corporation (Warrants) (a)                    488,120       305,070
====================================================================================================================================
Supermarkets--0.0%                            3,745   Grand Union Co. (Warrants) (a)                                37         6,554
====================================================================================================================================
Telephony--0.7%                               1,974   Intermedia Communication Inc. (Convertible)++          2,019,440     2,072,700
====================================================================================================================================
Wireless                                      6,208   Comunicacion Celular SA (Warrants) (a)(c)                  6,782         1,940
Communications--
International Paging &
Cellular--0.0%
====================================================================================================================================
                                                      Total Investments in Preferred Stocks &
                                                       Warrants--1.6%                                        4,344,176     4,501,608
====================================================================================================================================


                                      8 & 9

                                   Corporate High Yield Fund, Inc., May 31, 1999

SCHEDULE OF INVESTMENTS (concluded)

                             Face                                                                                         Value
                            Amount                             Short-Term Securities                   Cost              (Note la)
====================================================================================================================================
Commercial                  $  249,000                General Electric Capital Corp., 4.93%
Paper***--0.1%                                           due 6/01/1999                                   $    249,000  $    249,000
====================================================================================================================================
                                                      Total Investments in Short-Term Securities--0.1%        249,000       249,000
====================================================================================================================================
                                                      Total Investments--129.2%                          $409,663,225   374,893,380
                                                                                                         ============
                                                      Liabilities in Excess of Other Assets--(29.2%)                    (84,626,381)
                                                                                                                       ------------
                                                      Net Assets--100.0%                                               $290,266,999
                                                                                                                       ============
====================================================================================================================================

  * Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
 ** Subject to principal paydowns.
*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
  + Not Rated.
 ++ Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(a) Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)   Each $1,000 face amount contains one warrant of Australis Media Ltd.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Fund through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contingent upon the earnings before income taxes, depreciation and amortization of Jazz Casino Co. LLC on a fiscal year basis.
(e)   Non-income producing security.
(f) Represents a step bond. Coupon payments are paid-in-kind, in which the Fund receives additional face amount at an annual rate of 1.75% until May 15, 2000. Subsequently, the Fund will receive cash coupon payments at an annual rate of 15.75% until maturity.
(g) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $5,642,000, representing 1.9% of net assets.

--------------------------------------------------------------------------------
                                          Acquisition                   Value
Issue                                       Dates          Cost       (Note 1a)
--------------------------------------------------------------------------------
Tucson Electric & Power Co., 10.21%
  due  1/01/2009                         6/25/1993-
                                         7/28/1993     $ 4,798,574   $ 5,642,003
--------------------------------------------------------------------------------
Total                                                  $ 4,798,574   $ 5,642,003
                                                       ===========   ===========
--------------------------------------------------------------------------------

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                         As of May 31, 1999
====================================================================================================================================
Assets:                  Investments, at value (identified cost--$409,663,225) (Note 1a) ..........                  $374,893,380
                         Receivables:
                           Interest ...............................................................  $ 8,587,927
                           Securities sold ........................................................    1,898,958       10,486,885
                                                                                                     -----------
                         Prepaid expenses and other assets ........................................                       345,554
                                                                                                                     ------------
                         Total assets .............................................................                   385,725,819
                                                                                                                     ------------
====================================================================================================================================
Liabilities:             Loans (Note 5) ...........................................................                   88,600,000
                         Payables:
                           Securities purchased ...................................................    4,265,781
                           Custodian bank (Note 1f) ...............................................    1,929,801
                           Interest on loans (Note 5) .............................................      418,440
                           Investment adviser (Note 2) ............................................      154,848
                           Commitment fees ........................................................        9,790        6,778,660
                                                                                                     -----------
                         Accrued expenses and other liabilities ...................................                        80,160
                                                                                                                     ------------
                         Total liabilities ........................................................                    95,458,820
                                                                                                                     ------------
====================================================================================================================================
Net Assets:              Net assets ...............................................................                  $290,266,999
                                                                                                                     ============
====================================================================================================================================
Capital:                 Common Stock, $.10 par value, 200,000,000 shares authorized ..............                   $ 2,395,597
                         Paid-in capital in excess of par .........................................                   334,058,651
                         Undistributed investment income--net .....................................                     3,989,318
                         Accumulated realized capital losses on investments--net (Note 6) .........                   (12,697,718)
                         Accumulated distributions in excess of realized capital gains on
                         investments--net (Note 1e) .............................................                      (2,709,004)
                         Unrealized depreciation on investments--net ..............................                   (34,769,845)
                                                                                                                     ------------
                         Total--Equivalent to $12.12 per share based on 23,955,966 shares
                         of capital stock outstanding (market price $12.1875) .....................                  $290,266,999
                                                                                                                     ============
====================================================================================================================================

                         See Notes to Financial Statements.


                                     10 & 11

                                   Corporate High Yield Fund, Inc., May 31, 1999

STATEMENT OF OPERATIONS

                         For the Year Ended May 31, 1999
====================================================================================================================================
Investment Income        Interest and discount earned .............................................                  $ 40,089,672
(Note 1d):               Dividends ................................................................                       851,229
                         Other ....................................................................                       398,621
                                                                                                                     ------------
                         Total income .............................................................                    41,339,522
                                                                                                                     ------------
====================================================================================================================================
Expenses:                Loan interest expense (Note 5) ...........................................  $ 5,264,927
                         Investment advisory fees (Note 2) ........................................    1,955,144
                         Borrowing costs (Note 5) .................................................      267,298
                         Transfer agent fees ......................................................       83,484
                         Professional fees ........................................................       79,506
                         Accounting services (Note 2) .............................................       78,896
                         Printing and shareholder reports .........................................       44,931
                         Directors' fees and expenses .............................................       40,092
                         Custodian fees ...........................................................       25,455
                         Pricing services .........................................................       12,214
                         Listing fees .............................................................       10,108
                         Organization expenses ....................................................        1,083
                         Other ....................................................................       35,530
                                                                                                    ------------
                         Total expenses ...........................................................                     7,898,668
                                                                                                                     ------------
                         Investment income--net ...................................................                    33,440,854
                                                                                                                     ------------
====================================================================================================================================
Realized &               Realized loss on investment--net .........................................                   (14,532,211)
Unrealized Loss on       Change in unrealized depreciation on investments--net ....................                   (25,800,296)
Investments--Net         Net Decrease in Net Assets Resulting from Operations .....................                  ------------
(Notes 1b,1d &3):                                                                                                    $ (6,891,653)
                                                                                                                     ============
====================================================================================================================================

                         See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      For the Year Ended May 31,
                                                                                                    -----------------------------
                         Increase (Decrease) in Net Assets:                                              1999            1998
====================================================================================================================================
Operations:              Investment income--net ................................................... $ 33,440,854     $ 32,679,569
                         Realized gain (loss) on investments--net .................................  (14,532,211)       9,402,781
                         Change in unrealized depreciation on investments--net ....................  (25,800,296)      (4,365,077)
                                                                                                    ------------     ------------
                         Net increase (decrease) in net assets resulting from operations ..........   (6,891,653)      37,717,273
                                                                                                    ------------     ------------
====================================================================================================================================
Dividends &              Investment income--net ...................................................  (33,542,325)     (33,072,339)
Distributions to         In excess of realized gain on investments--net ...........................   (2,709,004)              --
Shareholders                                                                                        ------------     ------------
(Note 1e):               Net decrease in net assets resulting from dividends and
                         distributions to shareholders ............................................  (36,251,329)     (33,072,339)
                                                                                                    ------------     ------------
====================================================================================================================================
Capital Stock            Value of shares issued to Common Stock shareholders in
Transactions (Note 4):     reinvestment of dividends and distributions ............................    6,481,447        9,374,343
                                                                                                    ------------     ------------
====================================================================================================================================
Net Assets:              Total increase (decrease) in net assets ..................................  (36,661,535)      14,019,277
                         Beginning of year ........................................................  326,928,534      312,909,257
                                                                                                    ------------     ------------
                         End of year* ............................................................. $290,266,999     $326,928,534
                                                                                                    ============     ============
====================================================================================================================================
                         *Undistributed investment income--net (Note 1g) .......................... $  3,989,318     $  3,590,273
                                                                                                    ============     ============
====================================================================================================================================

                         See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                         For the Year Ended May 31, 1999
====================================================================================================================================
Cash Provided by         Net decrease in net assets resulting from operations .....................................  $ (6,891,653)
Operating Activities:    Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
                           Increase in receivables ................................................................      (346,655)
                           Increase in other assets ...............................................................      (244,285)
                           Increase in other liabilities ..........................................................     1,651,492
                           Realized and unrealized loss on investments--net .......................................    40,332,507
                           Amortization of discount ...............................................................    (6,090,615)
                                                                                                                     ------------
                         Net cash provided by operating activities ................................................    28,410,791
                                                                                                                     ------------
====================================================================================================================================
Cash Used for            Proceeds from sales of long-term investments .............................................   193,487,831
Investing Activities:    Purchases of long-term investments .......................................................  (210,499,870)
                         Purchases of short-term investments ......................................................   (94,058,812)
                         Proceeds from sales and maturities of short-term investments .............................    94,128,000
                                                                                                                     ------------
                         Net cash used for investing activities ...................................................   (16,942,851)
                                                                                                                     ------------
====================================================================================================================================
Cash Used for            Cash receipts from borrowings ............................................................   191,900,000
Financing Activities:    Cash payments on borrowings ..............................................................  (173,600,000)
                         Dividends and distributions paid to shareholders .........................................   (29,769,882)
                                                                                                                     ------------
                         Net cash used for financing activities ...................................................   (11,469,882)
                                                                                                                     ------------
====================================================================================================================================
Cash:                    Net decrease in cash .....................................................................        (1,942)
                         Cash at beginning of year ................................................................         1,942
                                                                                                                     ------------
                         Cash at end of year ......................................................................  $          0
                                                                                                                     ============
====================================================================================================================================
Cash Flow                Cash paid for interest ...................................................................  $  5,524,981
Information:                                                                                                         ============
====================================================================================================================================
Non-Cash Financing       Reinvestment of dividends and distributions paid to shareholders .........................  $  6,481,447
Activities:                                                                                                          ============
====================================================================================================================================

                         See Notes to Financial Statements.


                                     12 & 13

                                   Corporate High Yield Fund, Inc., May 31, 1999

FINANCIAL HIGHLIGHTS

                         The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                         For the Year Ended May 31,+
                                                                             --------------------------------------------------
                         Increase (Decrease) in Net Asset Value:                1999       1998      1997      1996      1995
===============================================================================================================================
Per Share                Net asset value, beginning of year ..............   $  13.95   $  13.74  $  13.68  $  13.35  $  13.21
Operating                                                                    --------   --------  --------  --------  --------
Performance:             Investment income--net ..........................       1.41       1.42      1.44      1.46      1.62
                         Realized and unrealized gain
                           (loss) on investments--net ....................      (1.71)       .25       .08       .33       .14
                                                                             --------   --------  --------  --------  --------
                         Total from investment operations ................       (.30)      1.67      1.52      1.79      1.76
                                                                             --------   --------  --------  --------  --------
                         Less dividends and distributions:
                           Investment income--net ........................      (1.42)     (1.46)    (1.46)    (1.46)    (1.62)
                           In excess of realized gain on
                             investments--net ............................       (.11)        --        --        --        --
                                                                             --------   --------  --------  --------  --------
                         Total dividends and distributions ...............      (1.53)     (1.46)    (1.46)    (1.46)    (1.62)
                                                                             --------   --------  --------  --------  --------
                         Net asset value, end of year ....................   $  12.12   $  13.95  $  13.74  $  13.68  $  13.35
                                                                             ========   ========  ========  ========  ========
                         Market price per share, end of year .............   $12.1875   $14.1875  $ 14.125  $ 13.375  $ 13.625
                                                                             ========   ========  ========  ========  ========
===============================================================================================================================
Total Investment         Based on market price per share .................     (2.82%)    11.33%    17.44%     9.35%    11.67%
Return:*                                                                     ========   ========  ========  ========  ========
                         Based on net asset value per share ..............     (1.71%)    12.53%    11.69%    14.15%    14.92%
                                                                             ========   ========  ========  ========  ========
===============================================================================================================================
Ratios to Average        Expenses, excluding interest expense ............       .88%       .64%      .66%      .70%      .69%
Net Assets:                                                                  ========   ========  ========  ========  ========
                         Expenses ........................................      2.65%      1.45%     1.27%     1.62%     2.53%
                                                                             ========   ========  ========  ========  ========
                         Investment income--net ..........................     11.22%      8.71%     9.43%     9.20%     9.03%
                                                                             ========   ========  ========  ========  ========
===============================================================================================================================
Leverage:                Amount of borrowings outstanding,
                           end of year (in thousands) ....................   $ 88,600   $ 70,300  $ 28,000  $ 54,000  $ 46,000
                                                                             ========   ========  ========  ========  ========
                         Average amount of borrowings outstanding
                           during the year (in thousands) ................   $ 93,258   $ 52,080  $ 36,667  $ 49,424  $107,934
                                                                             ========   ========  ========  ========  ========
                         Average amount of borrowings outstanding
                           per share during the year .....................   $   3.93   $   2.26  $   1.64  $   2.27  $   5.13
                                                                             ========   ========  ========  ========  ========
===============================================================================================================================
Supplemental             Net assets, end of year (in thousands) ..........   $290,267   $326,929  $312,909  $300,904  $287,285
Data:                                                                        ========   ========  ========  ========  ========
                         Portfolio turnover ..............................     48.80%     55.42%    52.91%    65.68%    45.73%
                                                                             ========   ========  ========  ========  ========
===============================================================================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
+     Based on average shares outstanding.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol COY.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets including futures contracts and related options are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.


                                     14 & 15

                                   Corporate High Yield Fund, Inc., May 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to post-October losses.

(f) Custodian bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from management estimates of available cash.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $500,516 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

For the year ended May 31, 1999, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), $2,053 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 1999 were $199,599,777 and $186,925,329, respectively.

Net realized losses for the year ended May 31, 1999 and net unrealized losses as of May 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                 Realized       Unrealized
                                                 Losses          Losses
--------------------------------------------------------------------------------

Long-term investments .....................  $(14,532,211)     $(34,769,845)
                                             ------------      ------------
Total .....................................  $(14,532,211)     $(34,769,845)
                                             ============      ============
--------------------------------------------------------------------------------

As of May 31, 1999, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $35,749,059, of which $11,227,755 related to appreciated securities and $46,976,814 related to depreciated securities. The aggregate cost of investments at May 31, 1999 for Federal income tax purposes was $410,642,439.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the years ended May 31, 1999 and May 31, 1998 increased by 517,151 and 664,216, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On August 11, 1998, the Fund entered into a one-year credit agreement with State Street Bank and Trust Company, Fleet National Bank and certain other institutions party thereto. The agreement is a $150,000,000 credit facility bearing interest at the Federal Funds Rate plus 0.50% and/or LIBOR plus 0.50%. For the year ended May 31, 1999, the average amount borrowed was approximately $93,258,000 and the daily weighted average interest rate was 5.65%. For the year ended May 31, 1999, facility and commitment fees aggregated $267,298.

6. Capital Loss Carryforward:

At May 31, 1999, the Fund had a net capital loss carryforward of approximately $8,611,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On June 9, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.111563 per share, payable on June 30, 1999 to shareholders of record as of June 23, 1999.


                                     16 & 17

                                   Corporate High Yield Fund, Inc., May 31, 1999

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, Corporate High Yield Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Corporate High Yield Fund, Inc. as of May 31, 1999, the related statements of operations and cash flows for the year then ended, changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Corporate High Yield Fund, Inc. as of May 31, 1999, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
July 6, 1999

YEAR 2000 ISSUES (unaudited)

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Fund invests. This negative impact may be greater for companies in foreign markets, particularly emerging markets, since they may be less prepared for the Year 2000 Problem than domestic companies and markets. If the companies in which the Fund invests have Year 2000 Problems, the Fund's returns could be adversely affected.

PORTFOLIO INFORMATION (unaudited)

                                                                                                                    Percent of Total
                            As of May 31, 1999                                                                 Long-Term Investments
====================================================================================================================================
Ten Largest Holdings     Nextel Communications Inc.         Nextel is building a network to provide digital
                                                            wireless communications services that ultimately
                                                            will have a nationwide footprint. The company
                                                            currently has service in over 225 cities with
                                                            service covering over 85% of the US population.
                                                            The company has over 1.2 million units in
                                                            service. Our holdings include bonds of 100%-owned
                                                            Cencall Communications.                                             2.6%
                         -----------------------------------------------------------------------------------------------------------
                         Nextlink Communications Inc.       Nextlink provides local, long distance and enhanced
                                                            telephone communications services to commercial customers.
                                                            The company operates in 23 facilities-based networks
                                                            in 14 states.                                                       2.3
                         -----------------------------------------------------------------------------------------------------------
                         NTL, Inc.                          NTL provides communications services to residential,
                                                            business and wholesale customers.
                                                            The company offers residential telephony, cable
                                                            television and Internet access services.
                                                            NTL also provides national and international
                                                            telecommunications and satellite and radio
                                                            communications. We hold bonds of International Cabletel
                                                            (renamed NTL, Inc.) and wholly-owned Diamond Cable.                 2.1
                         -----------------------------------------------------------------------------------------------------------
                         Tucson Electric & Power Co.        This electric utility serves Tucson, Arizona and
                                                            surrounding areas. Our bonds are secured lease
                                                            obligation bonds on the company's Springerville
                                                            coal-fired power generation plant.                                  1.5
                         -----------------------------------------------------------------------------------------------------------
                         Lyondell Chemical Company          Lyondell is a global commodity chemical company.
                                                            The company is the world's largest
                                                            producer of propylene oxide and produces a variety
                                                            of derivative chemicals based on propylene oxide.
                                                            Styrene monomer and tertiary butyl alcohol are also
                                                            important products. Lyondell's chemicals have end
                                                            uses such as flexible foam for automotive seating
                                                            and furniture, antifreeze and coolants, personal care
                                                            products, coatings, adhesives, sealants, resins
                                                            and solvents.                                                       1.5
                         -----------------------------------------------------------------------------------------------------------
                         Telefonica de Argentina SA         Telefonica de Argentina provides monopoly telephone
                                                            service to the southern half of Argentina, including
                                                            about half the Buenos Aires metropolitan area where
                                                            nearly one-third of Argentina's population is located.              1.4
                         -----------------------------------------------------------------------------------------------------------
                         Malette Inc.                       Malette is a Canadian producer of oriented strand
                                                            board panels and commodity 2x4 lumber with facilities
                                                            primarily located in the province of Quebec. Malette
                                                            is a wholly-owned subsidiary of Canadian paper and
                                                            forest  roducts producer Tembec, Inc.                               1.3
                         -----------------------------------------------------------------------------------------------------------
                         Metronet Communications            Metronet, operating as AT&T Canada, provides
                                                            telecommunications and Internet services to
                                                            business and government users throughout Canada.
                                                            Services include local and long distance telephone
                                                            service and data transmission.                                      1.3
                         -----------------------------------------------------------------------------------------------------------
                         L-3 Communications Corp.           The company is a supplier of secure communications
                                                            systems, avionics, telemetry, instrumentation and
                                                            other communications and support services. Customers
                                                            include aerospace contractors and the US military and
                                                            Federal agencies.                                                   1.3
                         -----------------------------------------------------------------------------------------------------------
                         Forest City Enterprises Inc.       Forest City is a diversified real estate developer.
                                                            The company develops, acquires, owns and manages
                                                            commercial and residential real estate projects in
                                                            21 states and the District of Columbia.                             1.3
                         -----------------------------------------------------------------------------------------------------------


                                     18 & 19

Officers and Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Elizabeth M. Phillips, Vice President
Donald C. Burke, Vice President
  and Treasurer
Patrick D. Sweeney, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer of Corporate High Yield Fund, Inc. has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol

COY

This report, including the financial information herein, is transmitted to the shareholders of Corporate High Yield Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Corporate High
Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16718--5/99

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